UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019 (March 15, 2019)

The McClatchy Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9824	52-2080478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Q Street
Sacramento, CA 95816

(Address of principal executive offices, including zip code)

(916) 321-1844

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

On March 15, 2019, The McClatchy Company (the “Company” or “McClatchy”) issued $74,957,000 aggregate principal amount of additional 6.875% Senior Secured Junior Lien Notes due 2031 (the “Additional Notes”). The Additional Notes were issued pursuant to an Indenture (the “Indenture”), among the Company, subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon, as trustee and collateral agent (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 15, 2019 (the “First Supplemental Indenture”), and the Second Supplemental Indenture, dated as of March 15, 2019 (the “Second Supplemental Indenture”).

The Notes were issued to affiliates of Chatham Asset Management, LLC (“Chatham”) in exchange for an equal principal amount of the Company’s 6.875% Debentures due March 15, 2029.

The original 6.875% Senior Secured Junior Lien Notes due 2031 were issued in an aggregate principal amount of $193,466,000 on December 18, 2018 (the “Original Notes” and, together with the Additional Notes, the “Notes”). There are $268,423,000 aggregate principal amount of Notes outstanding as of the date hereof. The Additional Notes and the Original Notes have identical terms, other than with respect to the date of issuance, and will be treated as a single class for all purposes under the Indenture, including waivers, amendments, redemptions and offers to purchase. For a description of the terms of the Indenture and the Notes, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 18, 2018, with respect to the Original Notes. The description of the Notes and the Indenture contained herein and therein is qualified in its entirety by reference to the full text of the Indenture and the form of Note.

In connection with the issuance of the Additional Notes, the Company entered into the First Supplemental Indenture and the Second Supplemental Indenture, which are attached as Exhibits 4.1 and 4.2 hereto, and incorporated herein by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of March 15, 2019, among the Company, subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon, as trustee and collateral agent
4.2	Second Supplemental Indenture, dated as of March 15, 2019, among the Company, subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon, as trustee and collateral agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The McClatchy Company

Date: March 18, 2019	/s/ Billie McConkey
Billie McConkey, Vice President, Human Resources, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of March 15, 2019, among the Company, subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon, as trustee and collateral agent
4.2	Second Supplemental Indenture, dated as of March 15, 2019, among the Company, subsidiaries of the Company party thereto as guarantors and The Bank of New York Mellon, as trustee and collateral agent